EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with this Quarterly Report of Wolverine Tube, Inc. (the “Company”) on Form 10-Q for the period ending July 5, 2009 as filed with the Securities and Exchange Commission (the “Report”), I, Harold M. Karp, Principal Executive Officer of Wolverine Tube, Inc., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge and belief:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to Wolverine Tube, Inc. and will be retained by Wolverine Tube, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

/s/ Harold M. Karp

Harold M. Karp
Principal Executive Officer
President and Chief Operating Officer

Date:  August 18, 2009